SUPPLEMENT DATED MARCH 15, 2023

TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS

DATED AUGUST 31, 2022, AS AMENDED AND RESTATED JANUARY 1, 2023,

AND AS FURTHER AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar International Equity Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus and Statutory Prospectus, each dated August 31, 2022, as amended and restated January 1, 2023, and as further amended to date, and should be read in conjunction with such Summary Prospectus and Statutory Prospectus.

Portfolio Manager Change to the Fund

As of April 1, 2023, Malik Asif will no longer serve as portfolio manager to the portion of the Fund subadvised by T. Rowe Price Associates, Inc. To reflect this change, all references to Mr. Asif as a portfolio manager of the Fund are removed from the Summary Prospectus and Statutory Prospectus.

Sub-Subadviser Change to the Fund

As of April 1, 2023, the Investment Sub-Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. in relation to the Fund will be terminated. To reflect this change, all references to T. Rowe Price International Ltd. are removed from the Statutory Prospectus.

Please retain this supplement for future reference.